John Hancock Current Interest

John Hancock Funds III

Supplement dated August 1, 2020 to the current Summary Prospectus (the “Summary Prospectus”), as may be supplemented

On June 25, 2020, the Board of Trustees of the Trusts approved the redesignations (the “Redesignations”) of the following share classes offered by the series of the Trusts:

(i)	Class I2 shares as Class I shares;
(ii)	Class ADV shares as Class A shares;
(iii)	Class B shares as Class A shares;
(iv)	Class R1 shares as Class R2 shares; and
(v)	Class R3 shares as Class R2 shares.

As a result of the Redesignations, the existing Class I2, ADV, B, R1, and R3 shares will be terminated, and shareholders currently in these classes will become shareholders of the respective classes identified above, in each case with the same or lower net total expenses. The Redesignations of Class I2, ADV, and R3 shares as Class I, A, and R2 shares, respectively, are expected to occur on or about the close of business on October 9, 2020; the Redesignation of Class B shares as Class A shares is expected to occur on or about the close of business on October 14, 2020; and the Redesignation of Class R1 shares as Class R2 shares is expected to occur on or about the close of business on October 23, 2020 (collectively, the “Effective Date”).

When business opens on the next business day following the Effective Date, the Redesignation will have occurred, and the newly redesignated share classes will be available to new accounts as well as new purchases by existing shareholders who meet the eligibility requirements as outlined in the fund's prospectus. As of the Effective Date, all references to the terminated share classes are removed from the Summary Prospectus. There is no action required by shareholders to effect the Redesignations, and there will be no disruption to accounts as a result of the Redesignations.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.